UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2012

MetLife, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15787 (Commission File Number)	13-4075851 (I.R.S. Employer Identification No.)

200 Park Avenue, New York, N.Y. (Address of Principal Executive Offices)		10166-0188 (Zip Code)

(212) 578-2211 (Registrant’s Telephone Number, Including Area Code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.435)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

MetLife, Inc. is filing this Current Report on Form 8-K to reflect the impact on its previously filed financial statements and other disclosures included in MetLife, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2011, as revised by MetLife, Inc.’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on May 23, 2012 (as revised, the “2011 Annual Report”), of actions taken by MetLife, Inc., its subsidiaries and affiliates (the “Company” or “MetLife”) in the third quarter of 2012.

As announced in November 2011, MetLife reorganized its business from its former U.S. Business and International structure into three broad geographic regions to better reflect its global reach. As a result, in the first quarter of 2012, MetLife reorganized into six segments, reflecting these broad geographic regions: Retail; Group, Voluntary & Worksite Benefits; Corporate Benefit Funding; and Latin America (collectively, “The Americas”); Asia; and Europe, the Middle East and Africa (“EMEA”). As anticipated, in the third quarter of 2012, MetLife continued to realign certain products and businesses among its existing segments to better conform to the way it manages and assesses its business (the “Realignment”). The changes made in the Realignment are as follows:

•

The Group, Voluntary & Worksite Benefits segment is now organized into two businesses: (i) Group and (ii) Voluntary & Worksite. The Group, Voluntary & Worksite Benefits segment had previously included the Group, Non-Medical Health and Property & Casualty businesses.

•	The insurance products and services that were previously reported in the former Non-Medical Health business are now divided between the Group and Voluntary & Worksite businesses as follows:

Group

•	dental;

•	group short- and long-term disability; and

•	accidental death & dismemberment coverages.

Voluntary & Worksite

•	long-term care;

•	pre-paid legal plans; and

•	critical illness.

•	Also, individual disability income, previously reported in the former Non-Medical Health business, is now reported in Life & Other business (formerly the Life business) in the Retail segment;

•

The products that were previously reported in the former Property & Casualty business are now reported in the Life & Other business in the Retail segment and the Voluntary & Worksite business in the Group, Voluntary & Worksite segment, based on such products’ distribution channels; and

•	The businesses in South Asia and India are now reported in the Asia segment. They were previously reported in the EMEA segment.

Also in the third quarter of 2012, MetLife began exploring the sale of MetLife Bank, National Association’s (“MetLife Bank”) forward mortgage servicing assets and operations and, therefore, began reporting this business as divested. On November 2, 2012, MetLife, Inc. and MetLife Bank entered into a definitive agreement to sell MetLife Bank’s forward mortgage servicing portfolio to JPMorganChase Bank, N.A. The transaction is subject to certain regulatory approvals and other customary closing conditions.

The following items of the 2011 Annual Report (collectively, the “Revised Sections”) are being revised as and to the extent reflected in Exhibit 99.1 to this Current Report on Form 8-K:

•	Part I, Item 1. Business;
•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;
•	Part II, Item 8. Financial Statements and Supplementary Data; and
•	Part IV, Item 15. Exhibits and Financial Statement Schedules.

The Revised Sections are being filed as Exhibit 99.1 to this Current Report on Form 8-K and Exhibit 99.1 is hereby incorporated by reference herein. The disclosures filed as Exhibit 99.1 supersede the corresponding portions of the 2011 Annual Report, as specified in such Exhibit. No Items of the 2011 Annual Report other than those identified above are being revised by this filing. Information in the 2011 Annual Report is generally stated as of December 31, 2011 and this filing does not reflect any subsequent information or events other than the changes described above, certain updates in Note 18 made in response to a comment letter received from the SEC and those reflected in Note 24 of the Notes to the Consolidated Financial Statements included within Item 8 of Part II in Exhibit 99.1 to this Current Report on Form 8-K. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2011 Annual Report for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the events described above. More current information is contained in MetLife, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 (the “Quarterly Report on Form 10-Q”) and other filings made by MetLife, Inc. with the SEC. This Current Report on Form 8-K should be read in conjunction with the 2011 Annual Report, the Quarterly Report on Form 10-Q and other filings made by MetLife, Inc. with the SEC.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

23.1	Consent of Deloitte & Touche LLP.
99.1	Revised items in 2011 Annual Report on Form 10-K:
Part I, Item 1. Business
Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 8. Financial Statements and Supplementary Data
Part IV, Item 15. Exhibits and Financial Statement Schedules
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

METLIFE, INC.

By:	/s/ Peter M. Carlson

	Name:	Peter M. Carlson
	Title:	Executive Vice President, Finance
Operations and Chief Accounting Officer (Authorized Signatory and Principal Accounting Officer)

Date: November 16, 2012

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.
99.1

Revised items in 2011 Annual Report on Form 10-K:

Part I, Item 1. Business

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8. Financial Statements and Supplementary Data

Part IV, Item 15. Exhibits and Financial Statement Schedules

101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.